SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

April 26, 2004
(Date of earliest event reported)

Banknorth Group, Inc.
(Exact name of registrant as specified in its charter)

Maine	001-31251	01-0437984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 9540, Two Portland Square, Portland, Maine		04112-9540
(Address of principal executive offices)		(Zip Code)

(207) 761-8500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Item 7.                                                         Financial Statements, Pro Forma Financial Information and Exhibits

(a)           Not applicable.

(b)           Not applicable.

(c)           The following exhibit is included with this Report:

Exhibit No.	Description

99.1	Press Release, dated April 26, 2004

Item 12.                                                    Results of Operations and Financial Condition

On April 26, 2004, Banknorth Group, Inc. issued a press release announcing its results of operations for the quarter ended March 31, 2004. A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference.

This information, including the press release filed as Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor  shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BANKNORTH GROUP, INC.

By:	/s/ Peter J. Verrill
	Name:	Peter J. Verrill
	Title:	Senior Executive Vice President and Chief Operating Officer

Date:       April 26, 2004